Exhibit 10.4

UC Case Number UC 2009-334

Third Amendment to

"Exclusive License Agreement for Insect Repellant and Attractants"

This third amendment to the "Exclusive License Agreement for Insect Repellants and Attractants" ("Third Revision") is entered into as of this 10TH day of SEPT, 2011 ("Third Revision Effective Date"), by and between The Regents of the University of California ("The Regents"), a California corporation having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, represented by its Riverside campus having an address at University of California, Riverside, Office of Vice Chancellor for Research and Economic Development, 200 University Office Building, Riverside, CA 92521, and Olfactor Laboratories, Inc., a Delaware corporation ("Licensee"), having a principal place of business at 1650 Spruce Street, Suite 500, Riverside, CA 92507.

Background

Whereas, on January 29, 2010, the Licensee and The Regents entered into an agreement entitled "Exclusive License Agreement Between The Regents of the University of California and Olfactor Laboratories, Inc. for Insect Repellents and Attractants", having UC Control Number 2010-04-0467 (the "Agreement"), for certain inventions relating to the development of a novel approach to insect repellants and attractants ("Inventions"), as defined in the Agreement which were made by Anandsankar Ray, et. al. at the University of California., Riverside campus, and are claimed as "Patent Rights", as defined in the Agreement;

Whereas, on December 16, 2010, the Licensee and The Regents agreed upon the "First Amendment to the Exclusive License Agreement for Insect Repellant and Attractants" having UC Control Number 2010-04-0467, Rev. A ("First Revision"), under which the Licensee re-assessed their business plan and financing needs and proposed an alternate plan to add a new Minimum Annual Royalty payment and to modify the new Diligence terms;

Whereas, on February 16, 2012, the Licensee and The Regents agreed upon the "Second Amendment to the Exclusive License Agreement for Insect Repellant and Attractants" having UC Control Number 2010-04-0467, Rev. B ("Second Revision"), under which The Regents agreed to broaden the Field of Use and include new materials; and

UC Case Number UC 2009-334

Third Amendment to

"Exclusive License Agreement for Insect Repellant and Attractants"

Whereas, The Regents and the Licensee have discussed and agree to modify the Agreement with this Third Revision.

The parties agree as follows:

A.	Paragraph 1.D. of the Agreement on the Definition of "Field of Use" is amended to include Asian Citrus Psylid as follows:

1.D. (i) "Field of Use" for Patent Rights relating to "Insect Repellent and Attractants," filed on March 4, 2009, United States patent application serial number 12/398,164, assigned to The Regents (UC Case Number 2009-334), and to "Predicting Ligands for Odor Receptors and Olfactory Neurons Using Chemical Informatics" filed on April 16, 2011, United States patent application number PCT/US11/32804, assigned to The Regents (UC Case Number 2010-476)" means the use of the Licensed Products and the Licensed Methods for traps, chemical lures and repellants for flying hematophagous dipteran insects and cimicidean insects. Any use of the Licensed Products and Licensed Methods for other than traps, chemical lures and repellants for flying hematophagous dipteran insects and/or cimicidean insects is expressly excluded from the Field of Use. This definition for Field of Use specifically excludes the use of the Licensed Products or Licensed Methods for repellants for non-flying hematophagous dipteran insects, methods for repelling non-flying hematophagous dipteran insects, or methodology for screening new lure or repellant compounds or their insect targets or methods for olfactory reactivity assessment which incorporate Euclidian distance screening methodology.

        (ii) "Field of Use" for Patent Rights relating to "Odors for Asian Citrus Psylid Trapping, Repelling and Control," filed on October 14, 2011, United States patent application serial number 61/547,559, assigned to The Regents (UC Case Number 2012-242) means the use of the Licensed Products and Licensed Methods for traps, chemical lures and repellants for Asian Citrus Psylid insects. Any use of the Licensed Products and Licensed Methods for those other than traps, chemical lures and repellants for Asian Citrus Psyllid insects is expressly excluded from the Field of Use.

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UC Case Number UC 2009-334

Third Amendment to

"Exclusive License Agreement for Insect Repellant and Attractants"

B.	Paragraph 1.I. of the Agreement on the Definition of "Patent Rights" is amended to include another patent application as follows:

1.I. "Patent Rights" means The Regents' interest in the Valid Claims of the United States patents and patent applications, corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuations that are entirely supported in the specification and entitled to the priority date of the parent application) based on the following:

"Insect Repellent and Attractants", filed on March 4, 2009, United States patent application serial number 12/398,164, assigned to The Regents (UC Case Number 2009-334);

"Predicting Ligands for Odor Receptors and Olfactory Neurons Using Chemical Informatics", filed on April 16, 2011, United States patent application number PCT/US11/32804, assigned to The Regents (UC Case Number 2010-476); and

"Odors for Asian Citrus Psyllid Trapping, Repelling and Control", filed on October 14, 2011, United States provisional patent application number 61/547,559, assigned to The Regents (UC Case Number 2012-242).

This definition of Patent Rights excludes any rights in and to New Developments.

C.	Paragraph 2.A. of the Grant of the Agreement is amended to include Asian Citrus Psylid as follows:

2.A. Grant: Subject to the terms and conditions of this Agreement, including the rights reserved in Paragraph 2.B, The Regents hereby grants to the Licensee an exclusive license in the Field of Use for Patent Rights relating to "Insect Repellent and Attractants," filed on March 4, 2009, United States patent application serial number 12/398,164, assigned to The Regents (UC Case Number 2009-334); an exclusive license in the Field of Use for Patent Rights relating to "Predicting Ligands for Odor Receptors and Olfactory Neurons Using Chemical Informatics," filed on April 16, 2011, United States patent application number PCT/US11/32804, assigned to The Regents (UC Case Number 2010-476); and an exclusive license in the Field of Use for Patent Rights relating to "Odors for Asian Citrus Psylid Trapping, Repelling and Control," filed on October 14, 2011, United States patent application serial number 61/547,559, assigned to The Regents (UC Case Number 2012-242); including the right to sublicense pursuant to Article 3 (Sublicenses), under the Patent Rights to make, have made, use, Sell, offer for Sale, import Licensed Products, and to practice the Licensed

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UC Case Number UC 2009-334

Third Amendment to

"Exclusive License Agreement for Insect Repellant and Attractants"

Method in the United States and in other countries where The Regents may lawfully grant such licenses.

D.	Paragraph 5.A of the Agreement is amended to include a revision to the royalties due The Regents by the Licensee as follows:

5.A As further consideration for all rights and licenses granted to the Licensee, the Licensee will pay to The Regents an earned royalty ("Earned Royalty") at the rate of:

1. Three percent (3%) based on the Net Sales of Licensed Products where products are intended for use in traps and chemical lures and for repellants for flying hematophagous dipteran insects;

2. Four percent (4%) based on the Net Sales of Licensed Products where products are intended for use in traps and chemical lures and for repellants for cimicidean insects; and

3. Four percent (4%) based on the Net Sales of Licensed Products where products are intended for use in traps and chemical lures and for repellants for Asian Citrus Psylid insects.

E.	New Paragraph 5.J. is added to the Agreement to include a detailed breakout by UC Case Number of all royalties paid to The Regents by the Licensee as follows:

5.J. Licensee will provide to The Regents a detailed breakout of all royalty payments paid, in accordance with the time schedule as referenced in Paragraph 5.D. This detailed breakout will reflect the amount of royalty income paid to The Regents specific to each UC Case Number for the given time frame.

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UC Case Number UC 2009-334

Third Amendment to

"Exclusive License Agreement for Insect Repellant and Attractants"

The parties have executed this Third Revision, in duplicate originals, by their respective officers here unto duly authorized, on the date and year hereinafter written.

Olfactor Laboratories, Inc.		The Regents of the University of California

Signature:	/s/ Amro Albanna	Signature:	/s/ Craig Sheward

Print Name: Amro Albanna		Print Name: Craig Sheward

Title: CEO		Title: Assistant Vice Chancellor

Date: 09-10-2012		Date: 9/10/2012

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